                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-KA

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 23, 2001
                                                          -------------




                        Environmental Power Corporation
                        -------------------------------
            (Exact name of registrant as specified in its charter)



Delaware                           0-15472           04-2782065
--------                           -----------       -----------
(State of other jurisdiction       (Commission       (IRS Employer
of incorporation)                  File Number)      Identification No.)


         500 Market Street, Suite 1-E, Portsmouth, New Hampshire  03801
                    (Address of principal executive offices)


                                 (603) 431-1780
              (Registrant's telephone number, including area code)

The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K filed August 7, 2001, and files the further financial statements, as set forth below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A)  FINANCIAL STATEMENTS FOR MICROGY

     A.  Audited Financial Statements
              (1)  Report of Independent Auditors *
              (2)  Balance Sheet as of June 30, 2000 *
              (3) Statements of Operations for the Year Ended June 30, 2000 and for the Period from March 25, 1999 (inception) through
                   June 30, 2000 *
              (4) Statements of Changes in Stockholders' for the Period from March 25, 1999 (inception) through June 30, 2000 *
              (5) Statements of Cash Flows for the Year Ended June 30, 2000 and for the Period from March 25, 1999 (inception) through
                   June 30, 2000 *
              (6)  Notes to the Financial Statements *

     B.  Unaudited Interim Financial Statements
              (1)  Balance Sheet as of March 31, 2001**
              (2) Statement of Operations for the Nine Months Ended March 31, 2001**
              (3) Statement of Operations for the Period from March 25, 1999 (inception) through March 31, 2001
              (4) Statement of Cash Flows for the Nine Months Ended March 31, 2001**
              (5) Statement of Cash Flows for the Period from March 25, 1999 (inception) through March 31, 2001
              (6)  Notes to Condensed Financial Statements

(B)  PRO FORMA FINANCIAL INFORMATION

     1.  Pro Forma Combined Condensed Financial Statements
              (1)  Unaudited Pro Forma Combined Condensed Balance Sheet at
                   March 31, 2001, as restated
              (2) Unaudited Pro Forma Combined Condensed Statements of Operations for the Three Months Ended March 31, 2001 and Year Ended December 31, 2000, as restated
              (3) Notes to Unaudited Pro Forma Combined Condensed Financial Statements, as restated

(C)  EXHIBITS

     3.02 Certificate of Designations related to the Company's newly designated, $.01 par value, Series B Convertible Preferred Stock. *


        *     Previously filed
       **     Refiled herewith for reader convenience

     10.03 Share Exchange Agreement dated June 20, 2001 among the Company, Microgy and the Principal Microgy Shareholders (incorporated by reference to Exhibit 2 to Amendment No. 7 to Schedule 13D filed by Joseph E. Cresci on August 2, 2001 (the "13D")).

     10.04 Stockholders' Agreement dated July 23, 2001 among the Company, the Principal Microgy Shareholders, Joseph E. Cresci and Donald A. Livingston (incorporated by reference to Exhibit 4 to the 13D)

     10.05 Registration Rights Agreement dated July 23, 2001 among the Company, the Principal Microgy Shareholders, Joseph E. Cresci, Donald A. Livingston and future exchanging Microgy security holders who become a party thereto (incorporated by reference to Exhibit 5 to the 13D).

     10.06 Form of Joinder Agreement (incorporated by reference to Exhibit 6 to the 13D).

     10.07 Form of Waiver Agreement dated July 23, 2001 executed by certain Microgy Shareholders (incorporated by reference to Exhibit 3 to the 13D).

     10.08 Warrant Agreement dated July 23, 2001 between the Company and Daniel J. Eastman. (incorporated by reference to Exhibit 6 to the
              Schedule 13D filed by Daniel J. Eastman on August 2, 2001).

CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in this report, such as statements concerning Microgy's intentions to develop, finance, own and operate project facilities, Microgy's intentions to develop and license from others proprietary technologies, anticipated business trends, changes to EPC's authorized capital, changes to EPC's Board of Directors, EPC's acquisition of the remaining Microgy securities, future registrations of EPC's securities and other statements contained herein regarding matters that are not historical facts, are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in executing on a business plan, technological uncertainties, risks relating to managing and integrating acquired businesses, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with EPC's or Microgy's projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which EPC and Microgy operate and other factors, including those described in the Company's filings with the Securities and Exchange Commission, including the section "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Certain Factors That May Impact Future Results" of EPC's Quarterly Report on Form 10-Q for the period ended March 31, 2001. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. EPC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION



August 14, 2001                               /s/ William D. Linehan
                                              ---------------------------
                                              William D. Linehan
                                              Treasurer and
                                              Chief Financial Officer
                                              (principal accounting officer
                                              and authorized officer)

MICROGY COGENERATION SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED BALANCE SHEET
AS OF MARCH 31, 2001

                         ASSETS
Current Assets:
Cash and Cash Equivalents                           92,321.73
Due from Affiliate                                  66,074.45
Allowance for Doubtful Collections                 (66,074.45)
Employee Travel  Advances                            1,500.00
Prepaid Expenses                                     4,187.00
                                                -------------

Total Current Assets                                98,008.73
                                                -------------

Property and Equipment:
Total Property and Equipment                        41,267.36
Accumulated Depreciation                           ( 5,579.00)
                                                -------------

Net Property and Equipment                          35,688.36
                                                -------------

Other Assets:
Refundable Deposits                                    110.00
Investment in Preferred Stock                       83,407.32
Investment in Microgy Projects                     100,693.50
                                                -------------

Total Other Assets                                 184,210.82
                                                -------------

Total Assets                                       317,907.91
                                                =============

        LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts Payable                                   151,101.04
Notes Payable - Shareholder                         75,000.00
Payroll Due to Employees                            80,381.55
                                                -------------

Total Current Liabilities                          306,482.59
                                                -------------

Stockholders' Equity:
Common Stock                                        18,149.28
Additional Paid-in Capital                       1,476,703.58
Accumulated Deficit                             (1,483,427.54)
                                                -------------

Total Stockholders' Equity                          11,425.32
                                                -------------

Total Liabilities & Stockholders' Equity           317,907.91
                                                =============

MICROGY COGENERATION SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED STATEMENT OF OPERATIONS

                                                          NINE MONTHS
                                                              ENDED            INCEPTION TO
                                                         MARCH 31, 2001       MARCH 31, 2001
                                                       -------------------------------------
Revenues:
Other Revenues                                                9,000.00             9,000.00
Interest Income                                              14,576.57            14,669.82
                                                        -----------------------------------
     Total Revenues                                          23,576.57            23,669.82
                                                        -----------------------------------

Project Costs:
Project Related Legal Costs                                  10,784.12            10,784.12
Other Project Related Corporate Costs                         2,096.64             2,096.64
                                                        -----------------------------------
     Total Project Costs                                     12,880.76            12,880.76
                                                        -----------------------------------
     Gross Profit                                            10,695.81            10,789.06
                                                        -----------------------------------

Operating Expenses:

Salaries and Benefits:
Salaries                                                    462,565.69           683,918.21
Issuance of Common Stock for Services                                -           104,341.00
Payroll Taxes and Benefits                                   42,767.85            66,701.00
                                                        -----------------------------------
     Total Salaries and Benefits                            505,333.54           854,960.21
                                                        -----------------------------------

Marketing and Sales:
Business Development                                         32,375.22            57,361.18
Trade Shows                                                     400.00               400.00
                                                        -----------------------------------
     Total Marketing and Sales                               32,775.22            57,761.18
                                                        -----------------------------------

General and Administrative:
Legal                                                        35,588.36            78,788.00
Accounting                                                   12,180.75            15,264.75
General Travel and Entertainment                             31,353.65            31,353.65
Auto Expenses                                                 9,433.27            16,488.46
Office Rents                                                 36,003.00            56,660.00
Telephone                                                    25,788.34            39,575.43
Office Supplies and Expenses                                 16,071.08            21,109.27
Couriers and Postage                                          4,484.15             5,369.57
Dues, Licenses, and Subscriptions                             4,599.15             5,014.15
Computer System Expenses                                     15,599.12            16,748.62
Seminars and Training                                           772.50               772.50
Bad Debts                                                    39,800.00            66,074.45
Miscellaneous Expense                                         1,521.18             2,774.86
                                                        -----------------------------------
     Total General and Administrative                       233,194.55           355,993.71
                                                        -----------------------------------

Other Expenses:
Corporate Financing Costs                                    15,157.00            16,933.00
New Technology Licensing Fees                                15,000.00            15,000.00
Consulting Fees                                             120,349.00           147,849.00
Purchased Opportunities                                              -            25,000.00
Directors Fees                                               11,250.00            12,500.00
Other Expenses                                                2,089.00             2,640.50
                                                        -----------------------------------
     Total Other Expenses                                   163,845.00           219,922.50
                                                        -----------------------------------

Total Operating Expenses                                    935,148.31         1,488,637.60
                                                        -----------------------------------

Loss from Operations                                       (924,452.50)       (1,477,848.54)
                                                        -----------------------------------

Depreciation                                                  5,533.00             5,579.00
                                                        -----------------------------------

Loss Before Income Taxes                                   (929,985.50)       (1,483,427.54)
                                                        -----------------------------------

Income Taxes                                                         -                    -
                                                        -----------------------------------

Net Loss                                                   (929,985.50)       (1,483,427.54)
                                                        ===================================

MICROGY COGENERATION SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED STATEMENT OF CASH FLOWS

                                                                    NINE MONTHS
                                                                      ENDED              INCEPTION TO
                                                                 MARCH 31, 2001         MARCH 31, 2001
                                                                ---------------------------------------
Operating Activities:
      Net Loss                                                    $ (929,985.50)       $ (1,483,427.54)
          Adjustments to Reconcile Net Loss to
            Net Cash Used for Operating Activities
                Depreciation                                           5,533.00               5,579.00
                Issuance of Common Stock for Services                         -             104,341.00
                Employee Travel Advances                              (1,324.02)             (1,500.00)
                Prepaid Expenses                                        (751.00)             (4,297.00)
                Accounts Payable                                      81,003.26             151,101.04
                Payroll and Taxes Payable                             53,470.44              80,381.55
                                                                ---------------------------------------
      Net Cash Used for Operating Activities                        (792,053.82)         (1,147,821.95)
                                                                ---------------------------------------

Investing Activities:
      Purchase of Equipment                                          (39,806.47)            (41,267.36)
      Investment in Affiliate                                        (83,407.32)            (83,407.32)
      Investment in Projects                                        (100,693.50)           (100,693.50)
                                                                ---------------------------------------
      Net Cash Used for Investing Activities                        (223,907.29)           (225,368.18)
                                                                ---------------------------------------

Financing Activities:
      Issuance of common stock                                       675,008.04           1,307,104.54
      Note Payable - Stockholder                                      75,000.00              75,000.00
      Issuance of Common Stock to affiliate                           83,407.32              83,407.32
                                                                ---------------------------------------
      Net Cash Provided by Financing Activities                      833,415.36           1,465,511.86
                                                                ---------------------------------------

Net Change in Cash                                                  (182,545.75)             92,321.73

Beginning Cash                                                       274,867.48                      -
                                                                ---------------------------------------

Ending Cash                                                       $   92,321.73        $     92,321.73
                                                                =======================================


                      MICROGY COGENERATION SYSTEMS, INC.
                         (A development stage company)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

                                March 31, 2001


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DEVELOPMENT STAGE ACTIVITY

Microgy Cogeneration Systems, Inc. (the "Company") was incorporated in Colorado on March 25, 1999, and is in a development stage as of March 31, 2001. The Company is an alternative energy company developing renewable energy projects worldwide through proprietary technologies and systems. The initial projects are biopower facilities that process agricultural and organic wastes into renewable energy and fuels through Company systems using proprietary technologies.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand at the balance sheet date.

PROPERTY AND EQUIPMENT

Property and equipment, consisting primarily of furniture, fixtures, and computer equipment, is stated at cost. Depreciation is computed over the estimated useful lives of the assets, which range from 5 to 7 years.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

STOCK-BASED COMPENSATION

Pursuant to the provisions of Statement of Financial Accounting Standards No. 123, Accounting and Disclosure of Stock-Based Compensation (Statement No. 123), the Company accounts for its stock compensation arrangements under Accounting Principles Board No. 25, Accounting for Stock Issued to Employees (APB No. 25), and related pronouncements. Under the provisions of APB No. 25, no compensation expense is recognized when stock options are granted with exercise prices equal to or greater than market value on the date of the grant.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

On January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (Statement No. 133), which established accounting and reporting standards for derivative instruments, derivative instruments embedded in other contracts, and hedging activities. Statement No. 133 requires that entities recognize all derivative instruments as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The adoption of Statement No. 133 did not have a material impact on the Company's unaudited condensed financial statements.

NEW ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board ("FASB") issued two new pronouncements: Statement of Financial Accounting Standards No. 141, Business Combinations (Statement No. 141), and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (Statement No. 142). Statement No. 141 is effective as follows: a) use of the pooling-of-interest method is prohibited for business combinations initiated after June 30, 2001; and b) the provisions of Statement No. 141 also apply to all business combinations accounted for by the purchase method that are completed after June 30, 2001 (that is, the date of the acquisition is July 2001 or later). There are also transition provisions that apply to business combinations completed before July 1, 2001, that were accounted for by the purchase method. The most significant changes made by Statement No. 142 are: a) goodwill and indefinite-lived intangible assets will be tested for impairment at least annually; b) goodwill will no longer be amortized to income; and c) the amortization period of intangible assets with finite lives will no longer be limited to forty years. Statement No. 142 is effective for fiscal years beginning after December 15, 2001 to all goodwill and other intangible assets recognized in an entity's statement of financial position at that date, regardless of when those assets were initially recognized. The Company is currently evaluating the provisions of Statement No. 141 and Statement No. 142 and has not adopted such provisions in its March 31, 2001 unaudited condensed financial statements.

2.  INCOME TAXES

The Company accounts for income taxes in conformity with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (Statement No. 109). Under the provisions of Statement No. 109, a deferred tax liability or asset (net of a valuation allowance) is provided in the financial statements by applying the provisions of applicable tax laws to measure the deferred tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. These temporary differences will result in net taxable or deductible amounts in future years as a result of events recognized in the financial statements in the current or preceding years.

The Tax Reform Act of 1986 contains provisions that limit the utilization of net operating loss and tax credit carryforwards if there has been a "change in ownership" as described in Section 382 of the Internal Revenue Code. Such a change of ownership may limit the Company's utilization of its net operating loss and tax credit carryforwards, and could be triggered by an initial public offering or by subsequent sales of securities by the Company or its stockholders.

Significant components of the Company's deferred tax liabilities and assets for March 31, 2001 are as follows:

     Deferred tax assets:

       Net operating loss carryforward                 $ 563,700
       Allowance for uncollectible notes                  25,100
                                                       ---------
     Total deferred tax assets                           588,800
     Valuation allowance                                (588,800)
                                                       ---------
     Net deferred taxes                                $      -
                                                       =========


At March 31, 2001, the Company had net operating loss carryforwards for income tax purposes of approximately $1,417,000, which expire through 2020.

3.  LEASES

Commencing on April 1, 2000, the Company entered into an operating lease for office space in Golden, Colorado for a period of one year. After expiration of the lease, the Company continues to lease the office space on a month-to-month basis.

On December 1, 2000, the Company entered into an operating lease for office space in Mequon, Wisconsin for a period of one year. The Company was released from this lease effective August 6, 2001. The Company's Wisconsin office currently is in Thiensville, Wisconsin and on a month-to-month rental basis.

Rental expense was approximately $36,000 for the nine months ended March 31, 2001.

4.  COMMON STOCK ISSUANCES

In July 2000, pursuant to a share exchange agreement, the Company issued 154,458 shares of its common stock and warrants in exchange for 797,299 shares of preferred stock of a related party. This investment transaction was recorded at $83,407.

5.  STOCK OPTIONS

In June 2000, the Company's Board of Directors and stockholders approved the 2000 Stock Option Plan (the 2000 Plan) pursuant to which a total of 5,000,000 shares of common stock have been reserved for issuance to eligible employees, consultants and directors of the Company. Awards under the 2000 Plan may consist of incentive stock options, which qualify under Section 422 of the Internal Revenue Code, or nonqualified stock options, which do not qualify under that provision. The 2000 Plan provides for an exercise period of up to six years with the price being equal to the fair market value at the time the option is granted. The 2000 Plan is administered by the Board of Directors, which has the authority to select the individuals to whom awards will be granted and to determine whether and to what extent stock options are to be granted, the numbers of shares of common stock to be covered by each award, the vesting schedule of stock options, and all other terms and conditions of each award. Incentive stock options totaling 290,000 shares have been issued to employees under the Plan. There were 4,710,000 shares of common stock still reserved for issuance under the 2000 Plan as of March 31, 2001.

6.  PREFERRED STOCK

The Company is authorized to issue up to 25,000,000 shares of nonvoting preferred stock, $0.001 par value, with the shares to be issued in series by the Board of Directors. The shares of preferred stock may be issued in one or more series with such designations, rights, preferences and limitations as the Company's Board of Directors may determine without approval of its stockholders. As of March 31, 2001 there were no preferred shares issued or outstanding.

7.  WARRANTS

In May 1999, the Company issued 885,000 warrants to stockholders of the Company. The shareholder warrants expire in May 2002. Each warrant is exercisable for one share of common stock at a price of $1.00 per share. The Company has the ability to call the warrants at a price of $1.20 per common share or greater.

In December 1999, an employee was issued a warrant to purchase 800,000 shares of common stock at an exercise price of $0.50 per share through March 2001 and $1.00 per share through September 2002. The warrant has been revised to extend the $0.50 per share exercise price through May 31, 2002 and $1.00 per share exercise price from June 1, 2002 through September 30, 2002.

8.  RELATED PARTY TRANSACTIONS

As disclosed in Note 4, during July 2001, the Company acquired all of the preferred stock of a related party whose President and Vice President are also officers and stockholders of the Company.

Advances have also been made to that related party under a promissory note related to a secured advance line not to exceed $250,000. The Company had advanced $66,074 as of March 31, 2001. Due to the uncertainty of collection, this amount has been reserved in full. In addition, no interest income related to the note receivable has been recognized by the Company.

On March 30, 2001, the Company borrowed $75,000 from a Company officer and stockholder under a promissory note related to an unsecured advance line not to exceed $200,000. The note has an interest rate of 8%. The Company had borrowed $75,000 under this note as of March 31, 2001.

9.  INVESTMENT IN PROJECTS

Investment in Projects as of March 31, 2001, consists primarily of the cost of engineering work related to the Company's future biopower generating projects. The Company may, if appropriate, recognize the cost of this engineering work in the future as a portion of its equity contribution to these projects. The cost of this engineering work totaled $100,694 as of March 31, 2001.

10.  POWER CONTRACTS

On December 18, 2000, the Company, through a wholly-owned LLC entity, entered into an agreement with a West Coast utility for up to 15 megawatts of green power at facilities in central California.

11.  EUROPEAN TECHNOLOGY PROVIDER

On May 12, 2000, the Company entered into a revised licensing agreement with a European technology provider whereby the Company is granted a perpetual and exclusive license for use of certain proprietary technology in its cogeneration facilities. This agreement superseded an initial license agreement executed in November 1999.

The European technology provider will own a 5% minority equity stake in any legal entity that owns any project developed by the Company using the European technology provider's enhanced anaerobic digester technology wherein the Company retains an equity position.

The agreement specifies a fixed payment amount per project to the European technology provider for engineering work and construction drawings. The agreement also specifies that a licensing fee as well as a monthly consulting fee will be paid to the European technology provider.

12.  COLORADO TECHNOLOGY PROVIDER

On September 17, 1999, the Company entered into an agreement with a Colorado technology provider whereby the Company is granted an exclusive and perpetual worldwide license for use of the Colorado technology provider's proprietary microturbine in the Company's biogas or cogeneration projects. The agreement also gives the Company the right to manufacture the microturbine. The Company also has a nonexclusive and perpetual worldwide license for the manufacture and use of the proprietary microturbine in stand-alone or utility-connected systems.

13.  ADEQUACY OF DISCLOSURE

The accompanying unaudited condensed financial statements of the Company have been prepared by management and may not include all of the information and footnotes required by generally accepted accounting principles for annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations for the nine months ended March 31, 2001 are not necessarily indicative of results to be expected for the year ending June 30, 2001. For further information, refer to the financial statements and footnotes included in the Company's Audited Financial Statements for the Period from March 25, 1999 (inception) through June 30, 2000.

ENVIRONMENTAL POWER CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET (AS RESTATED) AS OF MARCH 31, 2001

                                                   EPC           MICROGY      PRO FORMA           PRO FORMA               COMBINED
                                            (PRIOR FILING)    (STANDALONE)   ADJUSTMENTS  NOTE   ADJUSTMENTS   NOTE         TOTAL
                                            ---------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:
    Cash  and  cash equivalents              $     11,427     $    92,322                                                 $ 103,749
    Restricted cash                               798,979                                                                   798,979
    Receivable from utility                     7,694,577                                                                 7,694,577
    Other current assets                        1,355,034           5,687                                                 1,360,721
                                             ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            9,860,017          98,009              -                   -              9,958,026

PROPERTY, PLANT  AND  EQUIPMENT, NET              517,629          35,688                                                   553,317

DEFERRED INCOME TAX ASSET                         724,193                                                                   724,193

LEASE RIGHTS, NET                               2,273,256                                                                 2,273,256

ACCRUED POWER GENERATION REVENUES              58,053,351                                                                58,053,351

GOODWILL                                                                       6,186,827    (C)                           6,186,827

OTHER ASSETS                                      451,328         184,211                                                   635,539
                                             ---------------------------------------------------------------------------------------
                                             $ 71,879,774     $   317,908    $ 6,186,827                   -           $ 78,384,509
                                             =======================================================================================

LIABILITIES AND SHAREHOLDERS' (DEFICIT)
 EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expenses    $  7,122,399     $   231,483                            400,000     (B)    $ 7,753,882
    Other current liabilities                   2,865,489          75,000                                                 2,940,489
                                             ---------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                       9,987,888         306,483              -             400,000             10,694,371

DEFERRED GAIN, NET                              4,703,262                                                                 4,703,262

SECURED PROMISSORY NOTES PAYABLE
    AND OTHER BORROWINGS                        2,118,172                                                                 2,118,172

ACCRUED  LEASE  EXPENSES                       58,053,351                                                                58,053,351
                                             ---------------------------------------------------------------------------------------
TOTAL LIABILITIES                              74,862,673         306,483              -             400,000             75,569,156

MINORITY INTEREST                                                                  1,405    (E)                               1,405

SHAREHOLDERS' (DEFICIT) EQUITY:
    Preferred Stock                                   100                                          1,528,690     (B)      1,528,790
    Common Stock                                  125,254          18,149        (18,149)   (E)       55,215     (B)        180,469
    Additional Paid-in Capital                                  1,476,704     (1,476,704)   (E)    4,212,942     (B)      4,212,942
    Accumulated deficit                        (2,206,034)     (1,483,428)     1,483,428    (E)                          (2,206,034)
                                             ---------------------------------------------------------------------------------------
                                               (2,080,680)         11,425        (11,425)          5,796,847              3,716,167

    Treasury stock                               (456,271)                                                                 (456,271)
    Notes receivable from officers
     and board members                           (445,948)                                                                 (445,948)
                                             ---------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' (DEFICIT) EQUITY           (2,982,899)         11,425        (11,425)          5,796,847              2,813,948
                                             ---------------------------------------------------------------------------------------

                                             $ 71,879,774     $   317,908    $   (10,020)        $ 6,196,847           $ 78,384,509
                                             =======================================================================================

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements

Environmental Power Corporation and Subsidiaries
Unaudited Pro Forma Combined Condensed Statement of Operations (As Restated) Three Months Ended March 31, 2001

                                                  EPC                Microgy              Pro Forma                      Combined
                                            (prior filing)        (standalone)           Adjustments     Note              Total
                                            ---------------------------------------------------------------------------------------
POWER GENERATION REVENUES                   $ 13,482,891                     -                                        $ 13,482,891

COSTS AND EXPENSES:
     Operating expenses                        4,957,240                                                                 4,957,240
     Lease expenses                            6,015,022                                                                 6,015,022
     General and administrative expenses         685,729               286,979                                             972,708
     Depreciation and amortization                86,547                 2,051                154,671    (C)               243,269
                                            ---------------------------------------------------------------------------------------
                                              11,744,538               289,030                154,671                   12,188,239

OPERATING INCOME                               1,738,353              (289,030)              (154,671)                   1,294,652

OTHER INCOME (EXPENSE):
     Interest income                              18,784                   996                                              19,780
     Interest expense                            (69,303)                                                                  (69,303)
     Amortization of deferred gain                77,103                                                                    77,103
                                            ---------------------------------------------------------------------------------------
                                                  26,584                   996                      -                       27,580
INCOME BEFORE INCOME TAXES
      AND MINORITY INTEREST                    1,764,937              (288,034)              (154,671)                   1,322,232

MINORITY INTEREST                                                                              35,428    (E)                35,428

INCOME TAX EXPENSE                              (777,000)                    -                100,812    (D)              (676,188)
                                            ---------------------------------------------------------------------------------------

NET INCOME                                     $ 987,937            $ (288,034)             $ (18,431)                   $ 681,472
                                            =======================================================================================

EARNINGS PER COMMON SHARE:
      Basic                                    $    0.09                                                 (F)             $    0.04
      Diluted                                  $    0.09                                                 (F)             $    0.04

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements

ENVIRONMENTAL POWER CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS (AS RESTATED) YEAR ENDED DECEMBER 31, 2000


                                                       EPC            MICROGY         PRO FORMA                 COMBINED
                                                  (PRIOR FILING)    (STANDALONE)     ADJUSTMENTS     NOTE        TOTAL
                                                 ----------------------------------------------------------------------------
POWER GENERATION REVENUES                            $ 54,303,222                -                              $ 54,303,222

COSTS AND EXPENSES:
     Operating expenses                                22,291,069                                                 22,291,069
     Lease expenses                                    26,415,897                                                 26,415,897
     General and administrative expenses                3,602,960        1,052,344                                 4,655,304
     Depreciation and amortization                        415,230            3,528          618,683   (C)          1,037,441
                                                 ----------------------------------------------------------------------------
                                                       52,725,156        1,055,872          618,683               54,399,711

OPERATING INCOME                                        1,578,066       (1,055,872)        (618,683)                 (96,489)

OTHER INCOME (EXPENSE):
     Interest income                                      736,867           13,611                                   750,478
     Interest expense                                    (320,641)                                                  (320,641)
     Amortization of deferred gain                        308,411                                                    308,411
     Sale of NOx emission credits                       1,156,338                                                  1,156,338
     Other income                                               -            9,000                                     9,000
                                                 ----------------------------------------------------------------------------
                                                        1,880,975           22,611                -                1,903,586
INCOME BEFORE INCOME TAXES
      AND MINORITY INTEREST                             3,459,041       (1,033,261)        (618,683)               1,807,097

MINORITY INTEREST                                                                           127,091   (E)            127,091

INCOME TAX EXPENSE                                     (1,632,233)               -          361,641   (D)         (1,270,592)
                                                 ----------------------------------------------------------------------------

NET INCOME                                            $ 1,826,808      $(1,033,261)      $ (129,951)               $ 663,596
                                                 ============================================================================

EARNINGS PER COMMON SHARE:
      Basic                                                $ 0.16                                     (F)             $ 0.04
      Diluted                                              $ 0.16                                     (F)             $ 0.03

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (AS
RESTATED)

NOTE A -- BASIS OF PRESENTATION
-------------------------------

On July 23, 2001, Environmental Power Corporation (individually "EPC" or consolidated "the Company") acquired approximately 87.7% of the outstanding common stock of Microgy Cogeneration Systems Inc. ("Microgy") in exchange for securities of the Company pursuant to a Share Exchange Agreement (the "Exchange Agreement") dated as of June 20, 2001 among the Company, Microgy and the Principal Microgy Shareholders, as defined therein. Under the terms of the Exchange Agreement, the Company issued an aggregate of 5,521,549 shares of the Company's common stock, $.01 par value ("Common Stock") and 197,760.7 shares of the Company's newly designated Series B Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), to the Principal Microgy Shareholders in exchange for 15,919,147 shares of Microgy common stock. Each share of Preferred Stock, which votes with the Common Stock on an as converted basis, will automatically be converted into ten shares of Common Stock upon an increase in the authorized common stock to an amount sufficient to allow conversion of the Preferred Stock. The exchange ratio ("Exchange Ratio") used was 0.3468495 shares of Common Stock and 0.0124228 shares of Preferred Stock for each share of Microgy common stock. Under the terms of the Exchange Agreement, the Company agreed to offer the remaining shareholders of Microgy (who own an aggregate of 2,230,126 shares of Microgy common stock, warrants to purchase 885,000 shares of Microgy common stock and options to purchase 290,000 shares of Microgy common stock) an opportunity to exchange their Microgy securities for EPC securities based on the Exchange Ratio. On July 23, 2001, one of the Principal Microgy Shareholders also exchanged a warrant to purchase 800,000 shares of Microgy common stock for a warrant to purchase securities of the Company based on the Exchange Ratio. The exercise price for the warrant to purchase securities of the Company exceeded the estimated market value of the Company's common stock on the date of the exchange.

Solely for purposes of this presentation, these unaudited combined condensed financial statements have been prepared as if Microgy were combined with EPC and its other subsidiaries into one reporting entity. The purchase price paid by EPC for Microgy's net assets has been pushed down to the subsidiary. The portion of the purchase price not allocated to assets or liabilities has been recorded as goodwill (See Note C).

The accompanying unaudited pro forma combined condensed financial statements of the Company have been prepared in accordance with the instructions to Form 10-Q and Regulation S-X and do not include all of the information and footnotes required by generally accepted accounting principles for annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For further information, refer to the consolidated financial statements and footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

NOTE B - PURCHASE PRICE
-----------------------

For purposes of the unaudited pro forma combined condensed financial statements, the purchase price for approximately 87.7% of the outstanding common stock of Microgy was calculated as follows:

                                                                  Total
                                        Common    Preferred   Purchase Price
                                      ----------  ----------  --------------

EPC shares issued as consideration     5,521,549   197,760.7

Market price per share                $    0.773  $     7.73
                                      ----------  ----------

Fair Market Value of Stock Issued     $4,268,157  $1,528,690      $5,796,847

Estimated Direct Acquisition Costs                                   400,000
                                                                  ----------

Total Purchase Price                                              $6,196,847
                                                                  ==========

Market prices per share were based on the average closing market price of EPC's common stock from June 18, 2001 through June 27, 2001. Each preferred share is convertible to ten common shares and votes with common shares on an as converted basis. Therefore, the market price for each preferred share was estimated to be ten times the market price for each common share.

Direct acquisition costs were estimated at the time of making this report and will be revised in future reports when actual cost information is available.

NOTE C -- GOODWILL
------------------

For purposes of the unaudited pro forma combined condensed financial statements, the Company has allocated 100% of the purchase price which was not allocable to net tangible assets to goodwill. Goodwill, which is being amortized on a straight-line basis over ten years, was determined as follows:

     Total Purchase Price of the 87.7% interest in Microgy        $6,196,847
     Estimated fair value of the net tangible assets acquired:
           87.7% of the historical book value of Microgy
           as of March 31, 2001                                      (10,020)
                                                                  ----------
     Estimated Goodwill as of March 31, 2001                      $6,186,827
                                                                  ==========

The Company reported amortization of goodwill of $618,683 and $154,671 in its unaudited pro forma combined condensed statements of operations for the year ended December 31, 2000 and the three months ended March 31, 2001, respectively.

The Company is still in the process of evaluating its acquired intellectual property for the purpose of separately identifying, valuing and providing meaningful disclosures of each identifiable intangible asset. After such evaluation, the Company will provide further information about its intangible assets.

NOTE D - INCOME TAXES
---------------------

Microgy is a development stage company which currently does not report income taxes on a standalone basis. For purposes of the unaudited pro forma combined condensed financial statements, the Company has reported an income tax benefit representing 35% of Microgy's loss before income taxes. This amount represents the Company's estimated savings of Federal and certain state income taxes from including Microgy's operations in a combined tax return.

NOTE E - MINORITY INTEREST
--------------------------

The Company has a 12.3% minority interest of Microgy shareholders who were not a party to the Exchange Agreement. For purposes of the unaudited pro forma combined condensed financial statements, the Company has made the following pro forma adjustments:

 . The Company eliminated 100% of the Microgy equity and reported 12.3% of such equity as a minority interest on its Pro Forma Combined Condensed Balance Sheet as of March 31, 2001.

 . The Company reported 12.3% of Microgy's loss before income taxes as a minority interest under the caption other income in its Pro Forma Combined Condensed Statements of Operations for the three months ended March 31, 2001 and the year ended December 31, 2000.

NOTE F -- EARNINGS PER COMMON SHARE
-----------------------------------

The Company computes its earnings per common share using the treasury stock method in accordance with SFAS No. 128, "Earnings per Share". The Company computes basic earnings per share by dividing net income for the period by the weighted average number of shares of common stock outstanding during the period. For purposes of calculating diluted earnings per share, the Company assumes the conversion of its Series B Convertible Preferred Stock and considers its shares issuable in connection with stock options to be dilutive common stock equivalents when the exercise price is less than the average market price of the Company's common stock for the period. The Company excludes antidilutive common stock equivalents from the calculation of diluted earnings per share. The following table outlines the calculation of basic earnings per share and diluted earnings per share for the three months ended March 31, 2001 and year ended December 31, 2000.

-----------------------------------------------

                                                              Income           SHARES         PER SHARE
                                                            (Numerator)     (DENOMINATOR)      AMOUNTS
                                                            -----------     -------------      -------
Three Months Ended March 31, 2001:
----------------------------------
Income attributable to shareholders                           $681,472        16,928,332          $.04
Effect of dividends to preferred stockholders                   (1,250)
                                                              --------        ----------          ----
Basic EPS - Income attributable to common shareholders         680,222        16,928,332           .04
Effect of dilutive securities:
     Assumed conversion of Series B Preferred Stock                            1,977,607
     Assumed exercise of dilutive stock options                                    1,207
                                                              --------        ----------          ----
Diluted EPS - Income attributable to common shareholders      $680,222        18,907,146          $.04
                                                              ========        ==========          ====

YEAR ENDED DECEMBER 31, 2000:
-----------------------------
Income attributable to shareholders                           $663,596        16,928,332          $.04
Effect of dividends to preferred stockholders                   (5,000)
                                                              --------        ----------          ----
Basic EPS - Income attributable to common shareholders         658,596        16,928,332           .04
Effect of dilutive securities:
     Assumed conversion of Series B Preferred Stock                            1,977,607
     Assumed exercise of dilutive stock options                                    2,026
                                                              --------        ----------          ----
Diluted EPS - Income attributable to common shareholders      $658,596        18,907,965          $.03
                                                              ========        ==========          ====


NOTE G - RESTATEMENT
--------------------

The pro forma financial statements have been restated from those previously filed principally to increase the purchase price of Microgy to include estimated direct costs of the acquisition. This resulted in an increase to goodwill and an increase to amortization expense for the three months ended March 31, 2001 and the year ended December 31, 2001.